UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2018 (January 17, 2018)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by EQT Corporation (the Company), David L. Porges, Executive Chairman of the Board of Directors of the Company (the Board), intends to retire from that role on February 28, 2018.  Following that time, Mr. Porges will continue to serve as non-executive Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: January 18, 2018
	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer